UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2005

                           Sound Federal Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      000-24811                 22-3887679
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(State or other jurisdiction        (SEC File Number)         (I.R.S. Employer
      of incorporation)                                      Identification No.)

        1311 Mamaroneck Avenue, Suite 190, White Plains, New York, 10605
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 914-761-3636

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K

Item 2.02. Results of Operations and Financial Condition

      Sound Federal Bancorp, Inc. (Nasdaq: "SFFS") announced its December 31, 2004 financial results. The press release is included as an exhibit.

Item 9.01. Exhibits

99.1  Press release of Sound Federal Bancorp, Inc., dated January 26, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     Sound Federal Bancorp, Inc.

DATE: January 26, 2005                               By: /s/ Anthony J. Fabiano
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                                                         Anthony J. Fabiano
                                                         Chief Financial Officer

EXHIBIT INDEX

99.1        Press release of Sound Federal Bancorp, Inc., dated January 26, 2005

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